UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 20, 2004

YARDVILLE NATIONAL BANCORP

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	0-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD,
HAMILTON, NEW JERSEY 08690
(Address of Principal Executive Offices)

(609) 585-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

     On October 20, 2004, Yardville National Bancorp issued a press release reporting its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: October 22, 2004	By:	Stephen F. Carman
Stephen F. Carman
Vice President and Treasurer

Index of Exhibits

Exhibit Number	Description
99.1	Press Release dated October 20, 2004